UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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GLOBALSTAR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLOBALSTAR, INC.

300 Holiday Square Blvd.
Covington, LA 70433

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held June 16, 2016

Dear Stockholder:

It is my pleasure to invite you to attend the 2016 Annual Meeting of Stockholders of Globalstar, Inc. The meeting will be held at our headquarters at 300 Holiday Square Blvd., Covington, LA 70433 at 10 a.m. Central Time on June 16, 2016.  At the meeting, you will be asked to:

(1)	Elect J. Patrick McIntyre and Richard S. Roberts as our two Class A Directors;

(2)	Ratify the selection of Crowe Horwath LLP as our independent registered public accounting firm for the year ending December 31, 2016;

(3)
Approve the issuance of up to $75 million of shares of our voting common stock in accordance with the terms of the Common Stock Purchase Agreement dated as of August 7, 2015 between Globalstar and Terrapin Opportunity Fund, L.P. (“Terrapin”);

(4)	Approve the issuance of shares of our common stock in accordance with the terms of the Equity Commitment Agreement dated as of August 7, 2015 between Globalstar and Thermo Funding Company LLC;

(5)	Approve the Second Amended and Restated 2006 Equity Incentive Plan; and

(6)	Consider any other matters that may properly be brought before the meeting.

We are pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish our proxy materials via the Internet. As a result, we are sending our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of this proxy statement and our 2015 Annual Report. The Notice contains instructions on how to access and review those documents using the Internet. The Notice also instructs you on how to submit your proxy using the Internet or by phone. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting them included in the Notice.

Your vote is important.  To ensure that your shares are voted at the meeting, we encourage you to act promptly.

We look forward to seeing you at the meeting.

Sincerely,
James Monroe III
Chairman of the Board and Chief Executive Officer

Covington, Louisiana
April 19, 2016

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 16, 2016
The proxy statement and annual report are available at www.globalstar.com.

TABLE OF CONTENTS

Information about the Meeting, Voting and Attendance	1
Security Ownership of Principal Stockholders and Management	3
Discussion of Proposals to be Voted On	5
Proposal 1: Election of Directors	5
Proposal 2: Ratification of Independent Registered Public Accounting Firm	8
Proposal 3: Approval of Shares Issued Pursuant to the Terrapin Common Stock Purchase Agreement	8
Proposal 4: Approval of Shares Issued Pursuant to the Thermo Equity Commitment Agreement	9
Proposal 5: Approval of the Second Amended and Restated 2006 Equity Incentive Plan	10
Information about the Board and its Committees	13
Compensation of Directors	16
Executive Officers	16
Compensation of Executive Officers	17
Compensation Discussion and Analysis	17
Compensation Tables	18
Equity Compensation Plan Information	21
Other Information	21

PROXY STATEMENT

GLOBALSTAR, INC.
Annual Meeting of Stockholders
June 16, 2016

 INFORMATION ABOUT THE MEETING, VOTING AND ATTENDANCE
We are providing you with this proxy statement and the related form of proxy because our Board of Directors (the “Board”) is soliciting your proxy to vote your stock at our 2016 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, stockholders will be asked to elect two Class A Directors; ratify the selection of Crowe Horwath LLP as our independent registered public accounting firm; approve the issuance of common stock under the Terrapin Common Stock Purchase Agreement; approve the issuance of common stock under the Thermo Equity Commitment Agreement; approve the Second Amended and Restated 2006 Equity Incentive Plan; and consider any other matters that may properly be brought before the meeting.  You are invited to attend the Annual Meeting, where you may vote your stock in person.  However, whether or not you attend the Annual Meeting, you may vote by proxy as described on the next page.
We expect to begin mailing the proxy materials on or about April 29, 2016 to stockholders of record at the close of business on April 18, 2016 (the “Record Date”).
Who Can Vote
Only holders of our voting common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting.  On the Record Date, there were 910,963,391 shares of voting common stock outstanding and entitled to vote.  Each share of voting common stock that you owned as of the Record Date entitles you to one vote on each matter to be voted on at the Annual Meeting.  Holders of our nonvoting common stock are not entitled to vote those shares at the Annual Meeting and will not be included in determining whether a quorum is present or the number of votes required for passage of matters at the Annual Meeting.  Unless the context otherwise requires, references to common stock in this proxy statement mean our voting common stock.
In accordance with the rules of the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we intend to furnish our proxy materials, including this proxy statement and our 2015 annual report to stockholders, by providing access to these documents on the Internet. Generally, stockholders will not receive printed copies of the proxy materials unless they request them.
We have mailed a Notice of Annual Meeting of Stockholders and Internet Availability of Proxy Materials (“Notice”) to registered stockholders. The Notice provides instructions to registered stockholders for accessing our proxy materials and for voting their shares of common stock on the Internet. If you are a registered stockholder and prefer to receive a paper or email copy of our proxy materials, you should follow the instructions provided in the Notice for requesting those materials.
Stockholders of record can vote before or at the Annual Meeting in any one of the four ways described below. When you vote on the Internet or by telephone or proxy card, you are authorizing the persons named on the proxy form (the management proxies) to vote your shares in the manner you direct.

•	By Internet – You may vote on the Internet at www.proxyvote.com. The Notice sent to you describes how to do this.

•
By Telephone – You can vote by telephone only if you request and receive a paper copy of the proxy materials and proxy card. The Notice describes how to do this; you must make your request for materials by June 2, 2016.

•
By Mail – You can vote by mail only if you request and receive a paper copy of the proxy materials and proxy card. The Notice provides instructions on how to do this; you must make your request for materials by June 2, 2016. You then vote by completing, signing, dating, and timely returning a proxy card.

•	In Person – You may come to the Annual Meeting and cast your vote there.
For beneficial stockholders (with shares held in street name), the Notice, which has been forwarded to you by your broker, bank or other holder of record (nominee), directs you to the Internet site where you will find our proxy materials. Your nominee has also provided instructions on how you may request a paper or email copy of our proxy materials and how you may provide voting instructions to your nominee.

Voting Authority of Management Proxies
 Whether you hold your shares of record or in street name, your proxy vote authorizes the management proxies to vote as directed by you. If you are a stockholder of record and you send in a properly executed proxy card without specific voting instructions, your shares of common stock represented by the proxy will be voted as recommended by the Board, namely:

1.	FOR the election of the two nominees for Class A director named in this proxy statement;

2.	FOR the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm;

3.	FOR the approval of the issuance of shares pursuant to the Terrapin Common Stock Purchase Agreement;

4.	FOR the approval of the issuance of shares pursuant to the Thermo Equity Commitment Agreement; and

5.	FOR the approval of the Second Amended and Restated 2006 Equity Incentive Plan.
Our Chairman and controlling stockholder, Mr. James Monroe III, has informed us that he intends to vote, on behalf of himself and the entities he controls, in favor of the five proposals. This assures approval of the proposals in accordance with the Board’s recommendations.
Other Business — We are not aware of any other matter that is expected to be acted on at the Annual Meeting.
Effect of Not Casting Your Vote
If you are a stockholder of record no votes will be cast on your behalf on any of the items of business at the Annual Meeting unless you submit a proxy or vote at the meeting.
If you hold shares in street name, you must give instructions to your nominee on how you would like your shares to be voted. If you do not provide any instructions, your nominee can vote your shares only on “routine” items, such as the ratification of the appointment of our independent registered public accounting firm. The election of directors and other proposals noted above are not considered “routine” items. Thus, if a nominee holds your shares and you do not instruct the nominee how to vote in the election of directors or the other proposals noted above, your shares will not be voted in the election for directors or the other proposals noted above on your behalf.
How to Change or Revoke Your Proxy Vote
 Shares Held of Record — If you give Internet or telephonic voting instructions or send in a proxy card and later want to change or revoke your vote, you may do so at any time provided that your instructions are received before voting closes for the method you select or if you vote at the meeting.  You may change or revoke your vote in any of the following ways:

•	giving new voting instructions on the Internet or by telephone, or by mailing new voting instructions to us on a proxy card with a later date;

•	by notifying our Corporate Secretary in writing (at the mailing address listed on page 23) that you have revoked your proxy; or

•	by voting in person at the Annual Meeting.
Shares Held in “Street Name” — You should follow the instructions given to you by your broker or nominee on how to change or revoke your vote.
 You may use any of these methods to change your vote, regardless of the method previously used to submit your vote.  The inspector of election for the meeting will count only the most recent vote received before the deadlines set forth in the voting instructions.
 How to Vote Shares in Our Employee Benefit Plans
 If you hold common stock in our Employee Stock Purchase Plan (“ESPP”), you cannot vote your shares directly. The trustee for the ESPP will vote the shares held in the plan. You will receive a voting instruction card from the trustee, which will provide voting instructions. If you provide voting instructions, the trustee will vote your shares in the ESPP as you direct. If you do not provide voting instructions, your shares in the ESPP will not be voted.
Holders of stock options or unvested restricted stock units issued under our 2006 Equity Incentive Plan cannot vote the shares issuable upon exercise or vesting until those shares are issued.
Quorum Requirement
A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if holders of a majority (455,481,697) of the shares of common stock entitled to vote at the meeting are present in person or by proxy.  Abstentions, broker non-votes and votes withheld from director nominees count as shares of common stock present at the meeting for purposes of establishing a quorum.
Method and Cost of Soliciting Proxies
We have asked banks, brokers and other financial institutions, nominees and fiduciaries to forward our proxy material to beneficial owners and to obtain authority to execute proxies on their behalf, and we will reimburse them for their expenses in doing so.  Proxies also may be solicited by our management, without additional compensation, through the mail, in person, or by telephone or electronic means.
Admission to the Meeting
We reserve the right to limit admission to the Annual Meeting to our stockholders of record, persons holding valid proxies from our stockholders of record and beneficial owners of our common stock.  If your common stock is registered in your name, we may verify your ownership at the meeting in our list of stockholders as of the Record Date.  If your common stock is held through a broker or a bank, you should bring to the meeting proof of your beneficial ownership of the stock.  This could consist of, for example, a bank or brokerage firm account statement that shows your ownership as of the Record Date or a letter from your bank or broker confirming your ownership as of the Record Date.
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
The following table shows (i) the number of shares of common stock beneficially owned as of the Record Date by each director and nominee for director, by each current executive officer, and by all directors, nominees and current executive officers as a group and (ii) all the persons who were known to be beneficial owners of five percent or more of our voting common stock, our only voting securities, on April 18, 2016 based upon 910,963,391 shares of voting common stock and 134,008,656 shares of nonvoting common stock outstanding as of that date. Holders of our voting common stock are entitled to one vote per share.

	Amount and Nature of
	Beneficial Ownership
	Common Stock
		Percent
Name of Beneficial Owner(1)	Shares	of Class
James Monroe III(2) FL Investment Holdings, LLC Thermo Funding II LLC Globalstar Satellite, L.P.	663,566,723	61.25%
James F. Lynch (3) Thermo Investments II LLC	12,992,803	1.43%
J. Patrick McIntyre (4)	889,650	*
William A. Hasler (5)	701,667	*
Richard S. Roberts (6)	642,467	*
John Kneuer (7)	587,167	*
Kenneth M. Young (8)	36,111	*
Rebecca S. Clary (9)	328,016	*
L. Barbee Ponder (10)	222,875	*
David Kagan	30,000	*
All directors and current executive officers as a group (10 persons) (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)	679,997,479	62.57%

*Less than 1% of outstanding shares.

1.
“Beneficial ownership” is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. Stock is “beneficially owned” if a person has or shares the power (a) to vote it or direct its vote or (b) to sell it or direct its sale, even if the person has no financial interest in the stock. Also, stock that a person has the right to acquire, such as through the exercise of options or warrants or the conversion of notes, within 60 days is considered to be “beneficially owned.” These shares are deemed to be outstanding and beneficially owned by the person holding the derivative security for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, each person has full voting and investment power over the stock listed.

2.
The address of Mr. Monroe, FL Investment Holdings, LLC, Thermo Funding II LLC and Globalstar Satellite, L.P. is 1735 Nineteenth Street, Denver, CO 80202.  This number includes 38,640,750 shares held by FL Investment Holdings, LLC, 451,906,893 shares held by Thermo Funding II LLC, and 618,558 shares held by Globalstar Satellite, L.P. Under SEC rules, as noted in footnote 1, Mr. Monroe also beneficially owns 200,000 shares issuable pursuant to vested options; 134,008,656 shares issuable to Thermo Funding II LLC upon conversion of our nonvoting common stock held by it; and 38,191,866 shares issuable to Thermo Funding II LLC upon exercise of certain warrants.  The terms of the nonvoting common stock and the warrants prohibit conversions and exercises if the resulting ownership for Thermo entities and affiliates would represent 70% or more of our outstanding voting stock.  Mr. Monroe controls, either directly or indirectly, each of Globalstar Satellite, L.P., FL Investment Holdings, LLC and Thermo Funding II LLC and, therefore, is deemed the beneficial owner of the common stock held by these entities.

3.	Includes 591,667 shares of common stock that he may acquire upon the exercise of currently exercisable stock options and 12,371,136 shares held by Thermo Investments II LLC.
4.	Includes 791,667 shares of common stock that he may acquire upon the exercise of currently exercisable stock options.
5.	Includes 691,667 shares of common stock that he may acquire upon the exercise of currently exercisable stock options.
6.	Includes 591,667 shares of common stock that he may acquire upon the exercise of currently exercisable stock options.
7.	Includes 506,667 shares of common stock that he may acquire upon the exercise of currently exercisable stock options.
8.	Includes 36,111 shares of common stock that he may acquire upon the exercise of currently exercisable stock options.
9.	Includes 167,800 shares of common stock that she may acquire upon the exercise of currently exercisable stock options.
10.	Includes 89,600 shares of common stock that he may acquire upon the exercise of currently exercisable stock options.
11.
Includes 3,666,844 shares of common stock that may be acquired upon the exercise of currently exercisable stock options. Excludes options to purchase shares of common stock that become exercisable more than 60 days after the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of any class of our equity securities to file forms with the SEC reporting their ownership and any changes in their ownership of those securities.  These persons also must provide us with copies of these forms when filed.  Based on a review of copies of those forms, our records, and written representations from our directors and executive officers that no other reports were required, we believe that all Section 16(a) filing requirements were complied with during and for 2015 except for one Form 4 for each of Ms. Clary and Mr. Ponder.

DISCUSSION OF PROPOSALS TO BE VOTED ON
PROPOSAL 1:  ELECTION OF DIRECTORS
Our bylaws provide for a Board of, and the Board currently consists of, seven members. Our Board is divided into three classes, with staggered three-year terms.  Each of Class A and B consists of two directors; Class C consists of three directors.  The terms of the directors of each class expire at the annual meetings of stockholders to be held in 2016 (Class A), 2017 (Class B) and 2018 (Class C).  At each annual meeting of stockholders, one class of directors will be elected for a term of three years to succeed the directors whose terms are expiring.  The current Directors are:  Class A – J. Patrick McIntyre and Richard S. Roberts; Class B – John M. R. Kneuer and James F. Lynch; and Class C – William A. Hasler, James Monroe III and Kenneth M. Young.
Upon recommendation of the Nominating and Governance Committee, the Board has nominated J. Patrick McIntyre and Richard S. Roberts for election as Class A Directors at the Annual Meeting. The nominations rest, in part, on each nominee’s business experience, qualifications, skills and attributes described below. Each of these nominees has consented to being named in this proxy statement and has agreed to serve if elected.  If you elect them, they will hold office until the annual meeting to be held in 2019 or until their successors have been elected and qualified.  The Board is not aware of any reason why either nominee would be unable to serve as a director if elected. If prior to the Annual Meeting either nominee should become unable to serve as a director, the management proxies may vote for another nominee proposed by the Board, although proxies may not be voted for more than two nominees.  If any director resigns, dies or is otherwise unable to serve out his term, or if the Board increases the number of directors, the Board may fill the vacancy for the balance of that director’s term.  Under our Bylaws, only the Board may fill vacancies on the Board.
Information about Nominees for Director
The nominees for election as Class A Directors are as follows:
Class A

Name, Age, and	Current Committee
Tenure As Director	Memberships	Current Occupation and Employment Background
J. Patrick McIntyre Age 60 Director since May 2007 Term Expires in 2016	Audit; Compensation; Nominating and Governance
Mr. McIntyre has, since May 2009, served as Chairman and Chief Executive Officer of ET Water, an early stage technology IoT company in the commercial irrigation market, and since February 2009 has served as Chairman of Big Fish America, LLC, a private investment company that owns Northland Fishing Tackle. From January 2007 to March 2009, Mr. McIntyre was President and Chief Operating Officer of Lauridsen Group Incorporated, a privately owned holding company that owns and operates numerous businesses involved in the global development, manufacturing and selling of functional proteins.  From June 2003 until December 2006, he was Chief Executive Officer of Pure Fishing, a global producer of sport fishing equipment, and he was Worldwide Managing Director of Pure Fishing from February 1996 until his promotion to Chief Executive Officer.
Mr. McIntyre’s extensive experience in consumer products and global business development provides important insight in the launch and expansion of our products and services.

Richard S. Roberts Age 70 Director since April 2004 Term Expires in 2016	Nominating and Governance (Chair)
Mr. Roberts has served as our Corporate Secretary since April 2004 and as Vice President and General Counsel of Thermo Development Inc., the management company of many Thermo businesses, since June 2002.  Prior to that he was, for over 20 years, a partner of Taft Stettinius & Hollister LLP.  Mr. Roberts is a limited partner of Globalstar Satellite, L.P.
Mr. Roberts brings to the Board his broad understanding of legal and regulatory issues and corporate governance, based on over 40 years of experience.

Information about Continuing Directors
Class B

Name, Age, and	Current Committee
Tenure As Director	Memberships	Current Occupation and Employment Background
John M. R. Kneuer Age 47 Director since February 2011 Term Expires in 2017	Audit; Compensation
Mr. Kneuer is currently President of JKC Consulting. From October 2003 to November 2007, Mr. Kneuer served first as the Deputy Assistant Secretary, and then as the Assistant Secretary of Commerce for Communications and Information. As Assistant Secretary, Mr.  Kneuer was the principal advisor to the President of the United States on telecommunications policy and the Administrator of the National Telecommunications and Information Administration.
Mr. Kneuer provides the Board with strong knowledge and insight into telecommunications regulation in the United States and abroad.

James F. Lynch Age 58 Director since December 2003 Term Expires in 2017
Mr. Lynch has been Managing Partner of Thermo Capital Partners, L.L.C., a private equity investment firm, since October 2001.  Mr. Lynch also serves as Executive Chairman and CEO of Fiberlight, LLC, a facilities-based provider of metropolitan fiber-optic network infrastructure and high-bandwidth connectivity solutions.  Mr. Lynch served as Chairman of Xspedius Communications, LLC, a competitive local telephone exchange carrier, from January 2005 until its acquisition by Time Warner Telecom in October 2006 and as Chief Executive Officer of Xspedius from August 2005 to March 2006.  Prior to joining Thermo, Mr. Lynch was a Managing Director at Bear Stearns & Co.  Mr. Lynch is a limited partner of Globalstar Satellite, L.P.
Mr. Lynch brings extensive financial management experience, especially in the telecom industry, to the Board.

Class C

Name, Age, and	Current Committee
Tenure As Director	Memberships	Current Occupation and Employment Background
William A. Hasler Age 74 Director since July 2009 Term Expires in 2018	Audit (Chair)
Mr. Hasler served from 1984 to July 1991 as Vice Chairman of KPMG Peat Marwick, an international public accounting firm, from July 1991 to July 1998 as Dean of the Haas School of Business, University of California, Berkeley, and from July 1998 to July 2004 as Co-Chief Executive Officer of Aphton Corp., a biotechnology firm.  He is a Certified Public Accountant. Mr. Hasler currently serves as a director of Aviat Networks and Rubicon Ltd., and during the past five years has served as a director of DiTech Networks Corp., Mission West Properties, the Schwab Funds, Selectron Corp., and Tousa Inc.
Mr. Hasler has an extensive financial background and financial reporting expertise.  Due to his financial leadership roles on other public company boards, he is well-suited to be both one of our directors and Chair of our Audit Committee.

James Monroe III Age 61 Director since December 2003 Term Expires in 2018	Compensation (Chair)
Mr. Monroe has served in an executive capacity as our Chairman of the Board since April 2004.  He was our Chief Executive Officer from January 2005 until July 2009 and reassumed that position in July 2011.  Since 1984, Mr. Monroe has been the majority owner of a diverse group of privately owned businesses that have operated in the fields of telecommunications, real estate, power generation, industrial equipment distribution, financial services and leasing services and that are sometimes referred to collectively in this proxy statement as “Thermo.”  Mr. Monroe controls, directly or indirectly, FL Investment Holdings, LLC, Globalstar Satellite, L.P. and Thermo Funding II LLC.
In addition to being our primary financial sponsor, Mr. Monroe brings his long-term experience in investment, financing and the telecom and other industries to the Board.

Kenneth M. Young Age 52 Director since November 2015 Term Expires in 2018	Nominating and Governance
Mr. Young served as President and Chief Executive Officer of Lightbridge Communications Corporation and LCC International, Inc. ("LCC"), the largest independent wireless engineering services and network management company in the world, from 2008 to 2016. Prior to his role as President and CEO, Mr. Young was Chief Operating Officer and Chief Marketing Officer of LCC International from 2006 to 2008. Mr. Young has over 27 years of experience in the telecommunications industry and has proven executive, operational, strategic and financial expertise. Mr. Young’s relationships are at the highest level within North American and international cable and wireless companies and he has also led the development of an international consumer wireless application company, developed international consumer and B2B brand strategies, created a Fortune 500 enterprise sales operation, as well as leading a unique program designed to create and market consumer and B2B products using SBC, BellSouth and Cingular Wireless assets and resources.

Mr. Young brings extensive experience to the Board with a demonstrated track record in the global telecom industry.

 Vote Required to Elect Directors
The two nominees who receive the highest number of votes cast (a plurality) will be elected as directors.  There is no provision for cumulative voting in the election of directors.  If you do not vote for a particular nominee, or if you indicate “against” to vote for a particular nominee, your vote will not count “for” the nominee.  “Abstentions” and “broker non-votes” will not count as a vote cast with respect to that nominee’s election.  However, as described earlier in this proxy statement, in these cases your vote will be counted for purposes of determining the existence of a quorum.
Board Recommendation
The Board recommends that stockholders vote FOR the election of the two Class A director nominees.

PROPOSAL 2:  RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board desires to obtain from the stockholders an indication of their approval or disapproval of the appointment by the Audit Committee of Crowe Horwath LLP as our independent registered public accounting firm for 2016.
Crowe Horwath has served as our independent registered public accounting firm beginning with the audit of the year ended December 31, 2005. We have been informed that neither Crowe Horwath nor any of its partners has any direct financial interest or any material indirect financial interest in Globalstar and during the past three years has not had any connection therewith in the capacity of promoter, underwriter, director, officer or employee.
One or more representatives of Crowe Horwath will be present at the meeting, will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions.
If the resolution is defeated, the adverse vote will be considered a direction to the Audit Committee to select another independent registered public accounting firm for 2017. The appointment for the year 2016 will be permitted to stand unless the Audit Committee becomes aware of other reasons for changing independent registered public accounting firms other than at the end of a fiscal year.
Vote Required to Ratify the Appointment of Crowe Horwath
The affirmative vote of the holders of a majority of the shares of common stock represented, in person or by proxy, and entitled to vote at the meeting is required to ratify the appointment of Crowe Horwath.
Board Recommendation
The Board recommends that stockholders vote FOR ratification of the appointment of Crowe Horwath as our independent registered public accounting firm for the year ending December 31, 2016.
PROPOSAL 3: APPROVAL OF SHARES ISSUED PURSUANT TO THE TERRAPIN COMMON STOCK PURCHASE AGREEMENT
On August 7, 2015, we entered into a Second Global Amendment and Restatement Agreement (the “2015 GARA”) providing for the amendment and restatement of our former senior credit facility and certain related credit documents (this amended and restated senior secured credit facility agreement is herein referred to as the “Facility Agreement”).
In conjunction with this amendment to the Facility Agreement, we entered into a Common Stock Purchase Agreement dated as of August 7, 2015 with Terrapin pursuant to which we may, subject to certain conditions, require Terrapin to purchase up to $75.0 million of shares of our voting common stock over the 24-month term following the date of the agreement. From time to time over the 24-month term, in our discretion we may present Terrapin with up to 24 draw down notices requiring Terrapin to purchase a specified dollar amount of shares of voting common stock, based on the price per share per day over ten consecutive trading days (a "Pricing Period"). The per share purchase price for these shares will equal the daily volume weighted average price of common stock on each date during the Pricing Period on which shares are purchased, but not less than a minimum price specified by the Company (the “Threshold Price”), less a discount ranging from 2.75% to 4.00% based on the Threshold Price. Terrapin will purchase the shares over every business day in the Pricing Period on which the volume weighted average price of our common stock exceeds the Threshold Price. The number of shares to be purchased on each day of the Pricing Period, and the price therefore, will be determined by a formula based on the volume weighted average price of the shares on that day and the total amount of shares to be purchased and Threshold Price of the shares. If, on any day in a Pricing Period, the volume weighted average price of our common stock is less than the Threshold Price, then Terrapin will not be required to purchase any shares on that day, and the total amount of shares that Terrapin is required to purchase during that Pricing Period will be reduced, unless Terrapin elects to purchase those shares at the Threshold Price, less the applicable discount. The maximum number of shares that we may require Terrapin to purchase in any Pricing Period depends upon the Threshold Price we select, but the aggregate price of the shares issued in any Pricing Period may not exceed $40.0 million. In addition to the shares described above, in our discretion, but subject to certain limitations, in any Pricing Period we may offer Terrapin the right to purchase all or any portion of an amount of additional shares of our voting common stock at a price based in part on the daily volume weighted average price of our common stock.
We may not sell to Terrapin under the Common Stock Purchase Agreement any shares of voting common stock which, if aggregated with all other shares of voting common stock then beneficially owned by Terrapin and its affiliates, would result in the beneficial ownership by Terrapin and its affiliates of more than 9.9% of the number of our shares of voting common stock outstanding at the date of the sale. Furthermore, we may not sell to Terrapin under the Common Stock Purchase Agreement more than 177,944,443 shares of voting common stock (19.9% of the outstanding shares of our common stock immediately prior to the execution of the Common Stock Purchase Agreement) in the aggregate, unless and until our stockholders approve the transactions contemplated by the Common Stock Purchase Agreement in accordance with the rules of the NYSE MKT. The Company is seeking this approval with this proposal.

We paid $35,000 of Terrapin’s legal fees and expenses in connection with the negotiation of the Common Stock Purchase Agreement. No additional legal fees incurred by Terrapin are payable by us in connection with any sale of shares to Terrapin.
We have agreed to indemnify Terrapin and its affiliates for losses related to a breach of the representations and warranties by the Company under the Common Stock Purchase Agreement or any action instituted against Terrapin or its affiliates due to the transactions contemplated by the Common Stock Purchase Agreement, subject to certain limitations.
As described in Proposal 4, Thermo committed to purchase up to $30.0 million of our equity securities if we require it to do so or if there is an event of default under the Facility Agreement and funds are not available under the Common Stock Purchase Agreement.
In August 2015, we drew $15.0 million under the Common Stock Purchase Agreement and issued 9.3 million shares of voting common stock to Terrapin at an average price of $1.61 per share. In February 2016, we drew $6.5 million under the Common Stock Purchase Agreement and issued 6.4 million shares of voting common stock to Terrapin at an average price of $1.02 per share. Currently, $53.5 million remains available under the Common Stock Purchase Agreement. We expect to make draws from time to time under the Common Stock Purchase Agreement to maintain compliance with covenants under the Facility Agreement or for general corporate purposes.
Vote Required to Approve the Issuance of Shares pursuant to the Terrapin Common Stock Purchase Agreement
The affirmative vote of the holders of a majority of the shares of common stock represented, in person or by proxy, and entitled to vote at the meeting is required to approve the issuance of shares pursuant to the Terrapin Common Stock Purchase Agreement.
Board Recommendation
The Board recommends that stockholders vote FOR the issuance of shares pursuant to the Terrapin Common Stock Purchase Agreement.
PROPOSAL 4: APPROVAL OF SHARES ISSUED PURSUANT TO THE THERMO EQUITY COMMITMENT AGREEMENT
In connection with the 2015 GARA, Thermo and certain of its affiliates executed and delivered to the agent under the Facility Agreement the Second Thermo Group Undertaking Letter in which they agreed that, during the period commencing on the effective date of the 2015 GARA and ending on the later of March 31, 2018 and, if our 8% Notes Issued in 2013 have been redeemed in full, September 30, 2019, they will make, or cause to be made, available to us cash equity financing in the aggregate amount of $30.0 million. Thermo must provide these funds during this period if we request the funds or an event of default occurs and is continuing under the Facility Agreement, and Terrapin fails to purchase shares of our voting common stock to provide us with cash proceeds requested under the Common Stock Purchase Agreement. The balance of this commitment will be reduced by any cash equity financing which we receive during the commitment period from Thermo or an external equity funding source, including Terrapin, which we use as an equity cure contribution, as defined in the Facility Agreement. In August 2015 and February 2016, we made draws under the Common Stock Purchase Agreement in the amount of $15.0 million and $6.5 million, respectively, which reduced Thermo's remaining cash equity commitment to $8.5 million as of March 31, 2016. All of the transactions between us and Thermo and its affiliates were reviewed and approved on our behalf by a Special Committee of our independent directors, who were represented by independent counsel.
No shares have been issued to Thermo under the Equity Commitment Agreement. Approval of the Thermo Equity Agreement is required under NYSE MKT rules. The Company is seeking this approval with this proposal.
Vote Required to Approve the Issuance of Shares pursuant to the Thermo Equity Commitment Agreement
The affirmative vote of the holders of a majority of the shares of common stock represented, in person or by proxy, and entitled to vote at the meeting is required to approve the issuance of shares pursuant to the Thermo Equity Commitment Agreement.
Board Recommendation
The Board recommends that stockholders vote FOR the issuance of shares pursuant to the Thermo Equity Commitment Agreement.

PROPOSAL 5: APPROVAL OF THE SECOND AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN
We are asking our stockholders to approve the Second Amended and Restated 2006 Equity Incentive Plan (the “Equity Incentive Plan” or “Plan”) for the purpose of establishing a new plan under certain Internal Revenue Service rules and interpretations, while allowing us to use shares already registered under the Plan. The Equity Incentive Plan was originally approved by the Board of Directors and the holders of a majority of our outstanding common stock on July 12, 2006 and became effective upon the registration of our common stock under the Securities Act of 1933 on November 1, 2006.  The Plan was amended and restated at the 2008 Annual Meeting of Stockholders.  We designed and adopted the Plan to enable us to implement a compensation program that attracts, motivates and retains experienced, highly-qualified employees, directors and independent contractors who contribute to our financial success and whose interests, in the case of directors and employees, are aligned with those of our stockholders. Approval of the Plan will preserve our ability to deduct compensation that qualifies as “performance-based” compensation under Section 162(m) of the Internal Revenue Code (“Section 162(m)”), issue incentive stock options, and extend the term of the Plan to 2026. A copy of the Equity Incentive Plan is attached to this proxy statement as Appendix A and is incorporated herein by reference. A summary of the material terms of the Equity Incentive Plan is set forth below. Such summary does not purport to be a complete description of the Equity Incentive Plan and is qualified in its entirety by reference to the complete copy of the Equity Incentive Plan in Appendix A.
General Plan Information
The following is a brief description of the material features of the Equity Incentive Plan. All share numbers below are as of March 31, 2016.
Purpose.  We intend the Equity Incentive Plan to make available incentives that will assist us in attracting, retaining and motivating employees, directors and consultants whose contributions are essential to our success. We may provide these incentives through the grant of stock options, stock appreciation rights, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance shares and performance units.
Administration.  The Compensation Committee of our Board administers the Plan, although the Board or Compensation Committee may delegate to one or more officers authority, subject to limitations specified by the Plan and the Board or committee, to grant awards to persons eligible for grants who are neither our officers nor directors. Subject to the provisions of the Equity Incentive Plan, the administrator will determine in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. All awards must be evidenced by a written agreement between us and the participant. The administrator may amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, or otherwise modify the vesting of any award. The administrator has the authority to construe and interpret the terms of the Equity Incentive Plan and awards granted under it. References to the administrator in this description include the Compensation Committee or its delegate.
Shares Subject to Equity Incentive Plan.  The Equity Incentive Plan authorizes a total of 54,250,208 shares of common stock; as amended by this Proposal, the total authorized shares will be 54,251,000. The Equity Incentive Plan provides that the number of shares of Common Stock subject thereto increases on January 1st of each year through 2026, by an amount equal to the lesser of (a) 2% of the number of shares of Common Stock issued and outstanding on the immediately preceding December 31, or (b) an amount determined by the Board. We will make appropriate adjustments in the number of authorized shares and other numerical limits in the Equity Incentive Plan and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in our capital structure. Shares subject to awards which expire or are cancelled or forfeited will again become available for issuance under the Equity Incentive Plan.  The shares available will not be reduced by awards settled in cash or by shares withheld to satisfy tax withholding obligations. Only the net number of shares issued upon the exercise of stock appreciation rights or options exercised by tender of previously owned shares will be deducted from the shares available under the Equity Incentive Plan.
Eligibility.  The administrator may grant awards under the Equity Incentive Plan to employees, including officers, directors, or consultants or those of any present or future parent or subsidiary corporation or other affiliated entity.  Although the administrator may grant incentive stock options only to employees, we may grant nonstatutory stock options, stock appreciation rights, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance shares and performance units to any eligible participant.
Stock Options.  The administrator may grant nonstatutory stock options, “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code, or any combination of these. The exercise price for each option may not be less than the fair market value of a share of our Common Stock on the date of grant. The term of all options may not exceed 10 years. Options vest and become exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the administrator. Unless a longer period is provided by the administrator, an option generally will remain exercisable for three months following the participant’s termination of service, except that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for twelve months, but in any event not beyond the expiration of its term. An option held by a participant whose service is terminated for cause will immediately cease to be exercisable.  We have issued options for 20,198,674 shares of Common Stock under the Equity Incentive Plan.
Stock Appreciation Rights.  A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our Common Stock between the date of grant of the award and the date of its exercise. We may pay the appreciation either in cash or in shares of Common Stock, and may make this payment in a lump sum or defer payment in accordance with the terms of the participant’s award agreement. The administrator may grant stock appreciation rights under the Equity Incentive Plan in tandem with a related stock option or as a freestanding award. A tandem stock appreciation right is exercisable only at the time and to the same extent that the related option is exercisable, and its exercise causes the related option to be cancelled. Freestanding stock appreciation rights vest and become exercisable at the times and on the terms established by the administrator. The maximum term of any stock appreciation right granted under the Equity Incentive Plan is 10 years.  We have not issued any stock appreciation rights under the Equity Incentive Plan.
Stock Awards.  The administrator may grant stock awards under the Equity Incentive Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase our Common Stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to us. The administrator determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our Common Stock. Stock awards may be subject to vesting conditions based on such service or performance criteria as the administrator specifies, and the shares acquired may not be transferred by the participant until vested. Unless otherwise determined by the administrator, a participant will forfeit any unvested shares upon voluntary or involuntary termination of service for any reason, including death or disability. A participant will also be required to sell to us at cost, if requested, any unvested restricted shares acquired via a purchase right. Participants holding stock awards will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.  We have issued 5,639,743 shares of restricted stock awards under the Equity Incentive Plan.
Restricted Stock Units.  Restricted stock units granted under the Equity Incentive Plan represent a right to receive shares of Common Stock at a future date determined in accordance with the participant’s award agreement. The administrator, in its discretion, may provide for settlement of any restricted stock unit by payment to the participant in cash of an amount equal to the fair market value on the payment date of the shares of stock issuable to the participant. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The administrator may grant restricted stock unit awards subject to the attainment of performance goals similar to those described below in connection with performance shares and performance units, or may make the awards subject to vesting conditions similar to those applicable to stock awards. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of Common Stock are issued in settlement of such awards.  However, the administrator may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.  Unless otherwise determined by the administrator, a participant will forfeit any unvested restricted stock units upon voluntary or involuntary termination of service for any reason, including death or disability.  We have issued 16,516,435 restricted stock units under the Equity Incentive Plan.
Performance Shares and Performance Units.  The administrator may grant performance shares and performance units under the Plan, which are awards that will result in a payment to a participant only if specified performance goals are achieved during a specified performance period. Performance share awards are denominated in shares of our Common Stock, and performance unit awards are denominated in dollars. In granting a performance share or unit award, the administrator establishes the applicable performance goals based on one or more measures of business performance enumerated in the Plan, such as revenue, gross margin, net income, free cash flow, return on capital or market share. To the extent earned, performance share and unit awards may be settled in cash, shares of Common Stock, including restricted stock, or any combination of these. Payments may be made in lump sum or on a deferred basis. If payments are to be made on a deferred basis, the administrator may provide for the payment of dividend equivalents or interest during the deferral period. Unless otherwise determined by the administrator, if a participant’s service terminates due to death or disability prior to completion of the applicable performance period, the final award value is determined at the end of the period on the basis of the performance goals attained during the entire period, but payment is prorated for the portion of the period during which the participant remained in service. Except as otherwise provided by the Equity Incentive Plan, if a participant’s service terminates for any other reason, the participant forfeits the performance shares or units. We have not issued any performance shares or performance units under the Equity Incentive Plan.
Change in Control.  If we are subject to a change in control as described in the Equity Incentive Plan, the acquiring or successor entity may assume or continue awards outstanding under the Equity Incentive Plan or substitute substantially equivalent awards. Any awards which are not assumed or continued in connection with a change in control or exercised or settled prior to the change in control will terminate effective as of the time of the change in control. The administrator may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines. The Equity Incentive Plan also authorizes the administrator, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares of Common Stock upon a change in control in exchange for a payment to the participant with respect to each vested share (or unvested share, if so determined) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of Common Stock in the change in control transaction over the exercise or purchase price per share under the award.
Amendment and Termination.  The Plan will continue in effect until it is terminated by the administrator, provided, however, that all awards will be granted, if at all, within 10 years of the effective date of the Equity Incentive Plan. The administrator may amend, suspend or terminate the Equity Incentive Plan at any time, provided that without stockholder approval, the Equity Incentive Plan cannot be amended to increase the number of shares authorized, change the class of persons eligible to receive incentive stock options or effect any other change that would require stockholder approval under any applicable law or listing rule. Amendment, suspension or termination of the Equity Incentive Plan will not adversely affect any outstanding award without the consent of the participant, unless such amendment, suspension or termination is necessary to comply with applicable law, regulation or rule.
Plan Benefits
The administrator may grant future benefits under the Equity Incentive Plan in its discretion and therefore we cannot currently determine future benefits, except as described below. During 2015 and 2016, we granted stock options, restricted stock awards and restricted stock units under the Equity Incentive Plan to certain of our directors and executive officers as set forth below in the "Compensation Discussion and Analysis" section.  Also during 2015 and 2016, we granted 697,900 options on shares of Common Stock, 1,120,577 restricted stock awards, and 278,296 restricted stock units to all of our employees (other than our executive officers) under the Equity Incentive Plan.
Tax Consequences
The federal income tax consequences arising with respect to awards granted under the Equity Incentive Plan will depend on the type of award. From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash or delivery of actual shares. Future appreciation on shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. As a general rule, we will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances: (i) if shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (ii) if an employee is granted an option that qualifies as an “incentive stock option,” no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares acquired upon exercise of such option are held more than the longer of one year from the date of exercise and two years from the date of grant; (iii) we will not be entitled to a tax deduction for compensation attributable to awards granted to our covered employees, if and to the extent such compensation does not qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code, and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million; and (iv) an award may be taxable at 20 percentage points above ordinary income tax rates at the time it becomes vested, even if that is prior to the delivery of the cash or stock in settlement of the award, if the award constitutes “deferred compensation” under Code Section 409A, and the requirements of Code Section 409A are not satisfied.
Vote Required to Approve the Second Amended and Restated 2006 Equity Incentive Plan
The affirmative vote of the holders of a majority of the shares of common stock represented, in person or by proxy, and entitled to vote at the meeting is required to approve the Second Amended and Restated 2006 Equity Incentive Plan.
Board Recommendation
The Board recommends that stockholders vote FOR the approval of the Second Amended and Restated 2006 Equity Incentive Plan.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES
Board Governance, Meetings and Attendance at Meetings
Our Board has three standing committees: Audit, Compensation, and Nominating and Governance.  The Board established these committees in October 2006, at which time it also adopted a charter for each standing committee. The Board has also maintained, since 2012, a Committee of Independent Directors that has full and exclusive authority to act with respect to all matters that involve transactions between the Company and Mr. Monroe or any of his affiliates, or any other matters as directed by the Board.
We have a Code of Conduct that is applicable to all employees, including executive officers, as well as to directors to the extent relevant to their service as directors. The committee charters and Code of Conduct are available on our website at www.globalstar.com by clicking on “Investors” and “Corporate Governance.”  You may request a copy of any of these documents to be mailed to you as described on page 23 of this proxy statement. We will post any amendments to, or waivers from, the Code of Conduct that apply to our principal executive and financial officers on our website. At the date of this proxy statement, no such waivers have been requested or granted.
The Thermo companies listed under Security Ownership of Principal Stockholders and Management hold stock representing a majority of our voting power.  As a result, we are a “controlled company” for purposes of the NYSE MKT rules and are not required to have a majority of independent directors on the Board or to comply with the requirements for compensation and nominating/governance committees.  However, we are subject to all other NYSE MKT corporate governance requirements, including the rule requiring that the audit committee be composed entirely of independent directors.
The Board has determined that Messrs. Hasler, Kneuer, McIntyre and Young are independent directors as defined in Rule 10A-3 under the Securities Exchange Act of 1934 and in the NYSE MKT rules.  This determination was based on the absence of any relationship known to the Board between Messrs. Hasler, Kneuer, McIntyre or Young and us (other than as a director and stockholder), and on the Board’s conclusion that the relationship described below does not affect the independence of any of them as a Director.
Messrs. Hasler and McIntyre are directors of ET Water, a privately held company of which Mr. McIntyre is the Chairman and Chief Executive Officer.
During 2015, the Board held six meetings and took action by unanimous written consent two times.  Each director serving on the Board in 2015 attended at least 75% of the meetings of the Board and of each committee on which he served.
We do not have a specific policy regarding director attendance at the Annual Meeting. Messrs. Monroe and Roberts attended the 2015 Annual Meeting.
Leadership Structure
From our initial public offering in November 2006 until July 2009, Mr. Monroe served as our Chairman and Chief Executive Officer.  Although the Board intended to separate the positions prior to July 2009, Mr. Monroe continued his dual service to concentrate on the strategic and financing issues we faced. In July 2009, the Board, with input from Mr. Monroe, changed our leadership structure with the appointment of a Chief Executive Officer, resulting in split positions for the Chief Executive Officer and Chairman of the Board. Mr. Monroe resumed the role of Chief Executive Officer in July 2011. The Board determined that the dual service was appropriate given the Company’s goal of reducing expenses and focusing on strategic guidance.
Board’s Role in Risk Oversight
The Board has determined that the role of risk oversight will remain with the full Board rather than having responsibility delegated to a specific committee, although the Audit Committee continues to focus on accounting and financial risks.  Our executive officers evaluate and manage day-to-day risks and report regularly to the Board on these matters.
Audit Committee
The current members of the Audit Committee are Messrs. Hasler, Kneuer and McIntyre.  Mr. Hasler serves as Chairman, and the Board has determined that he is an “audit committee financial expert” as defined by SEC rules.
The principal functions of the Audit Committee include:

•	appointing and replacing our independent registered public accounting firm;

•	approving all fees and all audit and non-audit services of the independent registered public accounting firm;

•	annually reviewing the independence of the independent registered public accounting firm;

•	assessing annual audit results;

•	periodically reassessing the effectiveness of the independent registered public accounting firm;

•	reviewing our financial and accounting policies and our annual and quarterly financial statements;

•	reviewing the adequacy and effectiveness of our internal accounting controls and monitoring progress for compliance with Section 404 of the Sarbanes-Oxley Act;

•	overseeing our programs for compliance with laws, regulations and company policies;

•	approving all related person transactions not otherwise delegated to the Committee of Independent Directors;

•	considering any requests for waivers from our Code of Conduct for senior executive and financial officers (which waivers would be subject to Board approval); and

•	in connection with the foregoing, meeting with our independent registered public accounting firm and financial management.
During 2015, the Audit Committee held four meetings and took no action by unanimous written consent.
The Audit Committee has furnished the following report for inclusion in this proxy statement.
Audit Committee Report for 2015
In addition to other activities, the Audit Committee:

•	reviewed and discussed with management the Company’s audited financial statements for 2015;

•
discussed with Crowe Horwath LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by accounting and PCAOB standards, including significant accounting policies, management’s judgments and accounting estimates, and Crowe Horwath’s judgments about the quality of the Company’s accounting principles as applied in its financial reporting; and

•
received the written disclosures and the letter from Crowe Horwath required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning the accountant’s independence from the Company and its subsidiaries, and discussed with Crowe Horwath their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2015 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

April 19, 2016	William A. Hasler, Chair
John M. R. Kneuer
J. Patrick McIntyre
Compensation Committee
The current members of the Compensation Committee are Messrs. Monroe, McIntyre and Kneuer. Mr. Monroe serves as Chairman.  The principal functions of the Compensation Committee include:

•	reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers in light of business strategies and objectives;

•	reviewing and recommending to the Board compensation for our chief executive officer and other executive officers; and

•
administering our incentive compensation plans, including the 2006 Equity Incentive Plan, and, in this capacity, approving or recommending to the Board all grants or awards to our directors, executive officers and other eligible participants under these plans.

As indicated above, the Compensation Committee is responsible for approving or recommending to the Board the compensation of each of our executive officers.  (Director compensation is established by the Board, based upon recommendations of the Chief Executive Officer.)  The Compensation Committee may delegate tasks to a subcommittee for any purpose and with such power and authority as the Compensation Committee deems appropriate from time to time. Currently, it has delegated to Mr. Monroe the review of corporate goals, objectives and compensation related to executive officers other than himself.  The Committee has also designated Mr. Monroe and Mr. Roberts to act as officer-administrators by approving actions on behalf of the Committee to implement existing compensation awards under the 2006 Equity Incentive Plan.  Only the Compensation Committee or the Board may grant awards under this Plan to executive officers and directors, or make decisions regarding these awards.
Mr. Monroe makes decisions on all components of compensation for all employees of vice president level and below and reviews manager level employees and below for bonus and equity awards based upon input from executive officers in charge of each business unit.  Mr. Monroe does not receive a salary from us and, notwithstanding his position as Chairman and Chief Executive Officer, generally does not participate in any of our incentive compensation plans.
The Compensation Committee meets in person as often as it determines necessary to discharge its responsibilities, which it expects to be approximately twice a year.  The Committee may hold follow-up conference calls and act by written consent between its regularly scheduled meetings.  In 2015, the Compensation Committee held two meetings and acted twice by unanimous written consent.  Unless a later date is specified, the date of grant of any award made by unanimous written consent is the date on which the last consent is received by our Corporate Secretary.
Under its charter, the Committee has the authority to retain and terminate a compensation consultant, but has not retained one.
The Compensation Committee has furnished the following report for inclusion in this proxy statement.
Compensation Committee Report for 2015
The undersigned comprise the members of the Compensation Committee of the Company’s Board of Directors.
The Committee has reviewed and discussed the Compensation Discussion and Analysis presented below with the Company’s management.  Based upon that review and those discussions, the Committee recommends to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

April 19, 2016	James Monroe III, Chair
John M. R. Kneuer
J. Patrick McIntyre
 Nominating and Governance Committee
During 2015, the members of the Nominating and Governance Committee were Messrs. Roberts and McIntyre. Mr. Roberts serves as Chairman.  The principal functions of the Nominating and Governance Committee include:

•	identifying and recommending to the Board qualified candidates to fill vacancies on the Board;
•	recommending to the Board candidates to be nominated for election as directors at annual meetings of stockholders;
•	considering stockholder suggestions for nominees for director;
•	making recommendations to the Board regarding corporate governance matters and practices;
•	reviewing and making recommendations to the Board regarding director compensation; and
•	reviewing public policy matters of importance to our stockholders, including oversight of our corporate responsibility program.
 The Nominating and Governance Committee met once and took no action by written consent in 2015. We do not currently employ an executive search firm, or pay a fee to any other third party, to locate or evaluate qualified candidates for director positions.  The Board and the Nominating and Governance Committee believe that the minimum qualifications (whether a candidate is recommended by a stockholder, management or the Board) for serving as a director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of our business and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. The Board has not adopted a specific policy with regard to board diversity.
Because Mr. Monroe controls the election of all directors, the Board has not established formal procedures for stockholders to submit director recommendations; however, such recommendations may be sent by US Postal Service mail to the Nominating and Governance Committee, c/o Corporate Secretary, 8076 Beechmont Avenue, Suite B, Cincinnati, Ohio 45255, or by e-mail to corporate.secretary@globalstar.com, and should be sent by not later than December 31 of the year before the year in which the director candidate is recommended for election.  If we were to receive such a recommendation of a candidate from a stockholder, the Nominating and Governance Committee would consider the recommendation in the same manner as all other candidates.  In considering candidates submitted by stockholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate.  We did not receive any recommendations of candidates from stockholders during 2015.
Communicating with the Board of Directors or with Individual Directors
The Board has adopted a process for our stockholders to send communications to the Board or any management or non-management director.  Correspondence should be addressed to the Board or any individual director(s) or group or committee of directors either by name or title.  All correspondence of this nature should be sent c/o Corporate Secretary to us by US Postal Service mail at 8076 Beechmont Avenue, Suite B, Cincinnati, Ohio 45255.
All communications received as set forth in the preceding paragraph will be opened by the office of the Secretary for the sole purpose of determining whether the contents represent a message to the directors.  Any contents that are not in the nature of promotion of a product or service, advertising, or patently offensive will be forwarded promptly to the addressee(s), but any communication also will be available to any director who requests it.
COMPENSATION OF DIRECTORS
Our directors did not receive any cash or equity awards as compensation during 2015, except for Mr. Young in connection with being appointed to the Board in November 2015 as shown in the table below. In August 2013, all directors listed below, except for Mr. Young, received options to purchase 200,000 shares of common stock that are subject to decreasing incremental risk of forfeiture until August 2016 based on continued service as a director. These options were designed to provide compensation over the three-year period.

Name	Fees Earned or Paid in Cash	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
James F. Lynch	—	—	—	—	—
J. Patrick McIntyre	—	—	—	—	—
William A. Hasler	—	—	—	—	—
Richard S. Roberts	—	—	—	—	—
John Kneuer	—	—	—	—	—
Kenneth M. Young	—	—	208,000	—	208,000
(1) Represents the aggregate grant date fair value computed consistent with FASB ASC Topic 718. For further discussion of our accounting policies for stock-based compensation and assumptions used in calculating the grant date fair value of stock-based compensation awards, see Note 14 to the Consolidated Financial Statements in our 2015 Annual Report on Form 10-K. The actual amount of compensation realized, if any, for option awards may differ from the amounts presented in the table. On November 9, 2015, Mr. Young was granted options to purchase 200,000 shares of common stock with a grant date fair value of $1.04. These options are subject to decreasing incremental risk of forfeiture until November 2018 based on continued service as a director. These options were designed to provide compensation over the three-year period.
EXECUTIVE OFFICERS
The current executive officers of the Company are James Monroe III, Chairman and Chief Executive Officer; David Kagan, President and Chief Operating Officer; Rebecca S. Clary, Vice President and Chief Financial Officer; L. Barbee Ponder IV, Vice President of Regulatory Affairs and General Counsel; and, Richard S. Roberts, Corporate Secretary. Information about Messrs. Monroe and Roberts is given above under “Proposal 1: Election of Directors.”
David Kagan, age 54, has been our President and Chief Operating Officer since January 2016. Mr. Kagan was President of ITC Global LLC, a global satellite services company, from August 2014 through its sale to Panasonic in September 2015, and President and Chief Executive Officer of Globe Wireless LLC from June 2011 through its sale to Inmarsat in August 2014. He also served as Senior Vice President – Business Development of Spacenet, Inc. from March 2010 to June 2011.
Rebecca S. Clary, age 37, has been our Vice President and Chief Financial Officer since August 2014. She served as our Chief Accounting Officer from January 2013 to August 2014 and as Corporate Controller from June 2011 to January 2013. Prior to joining Globalstar, she was a manager with PricewaterhouseCoopers LLP in its U.S. Audit and Assurance Services Practice. Ms. Clary is a Certified Public Accountant.
L. Barbee Ponder IV, age 49, has been our General Counsel and Vice President of Regulatory Affairs since July 2010. He owned and operated a private company with timber, sand and gravel, and oil and gas interests from 2005 to July 2010. Mr. Ponder served in various Regulatory Counsel positions for BellSouth Corporation from 1996 to 2005.  Prior to joining BellSouth, Mr. Ponder practiced with the Jones Walker law firm in New Orleans, where he specialized in commercial litigation including class action defense.

COMPENSATION OF EXECUTIVE OFFICERS
Compensation Discussion and Analysis
The following Compensation Discussion and Analysis (CD&A) should be read in conjunction with the compensation tables beginning on page 18. Our named executive officers for 2015 were:

•	James Monroe III, Chief Executive Officer

•	Rebecca S. Clary, Vice President and Chief Financial Officer

•	L. Barbee Ponder IV, General Counsel and Vice President Regulatory Affairs
Overview
Our compensation program for executive officers is intended to:

•	provide each officer with a conservative base salary; and

•	create an incentive for retention and achievement of our long-term business goals using a sizeable, multi-year stock or option bonus program.
The Compensation Committee is responsible for evaluating the performance of, and reviewing and approving all compensation paid to, our executive officers, including those executive officers named on the Summary Compensation Table (the “named executive officers”).  To preserve the exemption from short swing liability under Section 16(b) of the Securities Exchange Act of 1934, the Board approves equity awards to all executive officers, including the named executive officers, and directors.
Results of 2014 Say-on-Pay Vote
In 2014, we provided our stockholders with the opportunity to provide a non-binding advisory vote on executive compensation. At our 2014 Annual Meeting, 98% of the stockholders who voted on the “say-on-pay” proposal approved the compensation of our named executive officers. The Board determined after the 2011 Annual Meeting that it will hold an advisory vote on its named executive officer compensation every three years until the next vote on frequency, which is expected to occur at the 2017 Annual Meeting of Stockholders.
Compensation Philosophy
Our goal is to create performance-based compensation that motivates management to increase stockholder value.  Our current Chairman and Chief Executive Officer receives no cash compensation. We compensate our other senior executive officers with a conservative base salary and incentivize them to remain with us through stock options and discretionary bonuses (which may be paid in cash or stock).  The Compensation Committee has not independently reviewed peer group or other market data in setting base salaries or incentive compensation for senior executives. Because our compensation programs are limited, we do not have policies regarding the allocation of compensation between short and long-term or cash and non-cash.
We do not believe that our compensation policies or practices are reasonably likely to have a material effect on us, due in part to the structure of our compensation programs and risk mitigation provided by Board oversight of significant business decisions.
Elements of Compensation
The principal elements of our compensation for the named executive officers are base salary, discretionary bonus, and the opportunity to receive equity awards pursuant to the Amended and Restated 2006 Equity Incentive Plan.
Base Salaries.  We have established base salaries according to each named executive officer’s position, responsibilities and performance.  All executive officers are at-will employees.
Stock Grants. In 2015, the Committee granted restricted stock awards of 30,000 shares to each of Ms. Clary and Mr. Ponder. Each award vests over a three-year period and was designed to encourage retention. The Committee also granted restricted stock awards of 1,000 shares to each of Ms. Clary and Mr. Ponder as recognition for five years of service to our Company. Each award vested immediately. Additionally, the Committee granted Mr. Ponder a restricted stock award of 6,466 shares as a merit award, which vests over a one-year period. See the 2015 Grants of Plan-Based Awards table for additional information.
In connection with his appointment in January 2016, Mr. Kagan received a restricted stock award grant of 30,000 shares that vest equally over a three-year period; stock options to purchase 250,000 shares that vest equally over a three-year period; and stock options to purchase 50,000 shares that vest upon Mr. Kagan's relocation to Covington, Louisiana. Mr. Kagan also will be eligible for future stock option and restricted stock awards based on various conditions being met.

Bonus Plan. In 2015, the executive officers were eligible for an award under our 2015 bonus plan. Because our Adjusted EBITDA threshold of $26 million was not met, we paid no amounts under the plan. The plan does not provide for specific award opportunities for each executive officer. Each ultimate award is made in the discretion of the Compensation Committee and may be paid in cash or stock. A similar plan is in place for 2016.
All Other Compensation. We contribute $0.50 for each $1.00 contributed to our 401(k) plan by all U.S. employees, up to 4% of the employee’s base salary.  We also provide limited perquisites to named executive officers consisting primarily of premiums for term life insurance policies.
We reimburse Thermo for third-party out-of-pocket expenses for transportation, lodging and meals incurred by Thermo employees, including Messrs. Monroe, Lynch and Roberts, in connection with their performing services for us. These reimbursements are reviewed and approved for payment by our Chief Financial Officer at least once a year.  During 2015, we incurred Thermo related expenses of approximately $320,000.
Deductibility of Compensation.  Section 162(m) of the Internal Revenue Code prohibits us from taking an income tax deduction for any compensation in excess of $1 million per year paid to our chief executive officer or any of our other three most-highly compensated executive officers, unless the compensation qualifies as “performance-based” pay under a plan approved by stockholders.  We may or may not design future compensation programs so that all compensation above $1 million will be performance-based to permit deductibility.
2015 Summary Compensation Table
The table below summarizes, for 2015, 2014 and 2013, the compensation of our current principal executive officer, principal financial officer and other executive officers required to be included under SEC rules (collectively referred to as the “named executive officers”). Information for 2013 is not provided for Ms. Clary as she was not a named executive officer in that year.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
James Monroe III Chief Executive Officer	2015	—	—	—	—	—
	2014	—	—	—	—	—
	2013	—	—	—	—	—
Rebecca S. Clary Vice President and Chief Financial Officer	2015	211,237	54,350	—	4,002	269,589
	2014	161,866	399,000	156,610	2,861	720,337
L. Barbee Ponder IV General Counsel and Vice President of Regulatory Affairs	2015	341,269	65,601	—	4,476	411,346
	2014	211,792	419,727	61,422	3,891	696,832
	2013	329,626	29,728	80,100	2,287	441,741

(1)
Represents the aggregate grant date fair value computed consistent with FASB ASC Topic 718. For further discussion of our accounting policies for stock-based compensation and assumptions used in calculating the grant date fair value of stock-based compensation awards, see Note 14 to the Consolidated Financial Statements in our 2015 Annual Report on Form 10-K. The actual amount of compensation realized, if any, for option awards may differ from the amounts presented in the table. See Footnote 1 to the Outstanding Equity Awards at 2015 Fiscal Year-End Table for a description of the terms of these awards.

(2)	Consists of matching contributions to 401(k) Plan and life insurance premiums.

Equity Compensation
The following table sets forth certain information with respect to each equity award and award opportunity issued to the named executive officers during 2015.  See “Compensation, Discussion and Analysis — Elements of Compensation” for an explanation of the terms of these awards.
2015 Grants of Plan-Based Awards

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock Or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
James Monroe III	—	—	—	—	—

Rebecca S. Clary	12/1/2015	1,000	—	—	2,150	(1)
	12/11/2015	30,000	—	—	52,200	(2)

L. Barbee Ponder IV	12/1/2015	1,000	—	—	2,150	(1)
	12/11/2015	30,000	—	—	52,200	(2)
	12/11/2015	6,466	—	—	11,251	(3)

(1)	Restricted Stock Award granted pursuant to our 2006 Equity Incentive Plan. The Company's stock price on the date of the grant was $2.15. Awards vested immediately on the grant date.
(2)	Restricted Stock Award granted pursuant to our 2006 Equity Incentive Plan. The Company's stock price on the date of the grant was $1.74. Awards vest over a three-year period from the grant date.
(3)	Restricted Stock Award granted pursuant to our 2006 Equity Incentive Plan. The Company's stock price on the date of the grant was $1.74. Awards vest on the one year anniversary of the grant date.
Outstanding Equity Awards at 2015 Fiscal Year-End
The following table reports, on an award-by-award basis, each outstanding equity award held by the named executive officers on December 31, 2015. We generally do not permit executive officers to transfer awards prior to the vesting date, and no transfers were permitted during 2015.

	Option Awards					Stock Awards (1)
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested ($)
James Monroe III	11/14/2008	200,000	—	0.38	11/14/2018

Rebecca S. Clary	10/12/2010	15,000	—	1.66	10/12/2020	8/27/2014	67,000	96,480
	10/3/2011	75,000	—	0.38	10/3/2021	12/11/2015	30,000	43,200
	11/8/2011	25,000	—	0.61	11/8/2021
	12/13/2013	26,400	13,600	1.97	12/13/2023
	8/27/2014	13,200	26,800	3.99	8/27/2024
	12/12/2014	13,200	26,800	2.58	12/12/2024

L. Barbee Ponder IV	7/13/2010	50,000	—	1.64	7/13/2020	6/16/2014	67,000	96,480
	12/13/2013	26,400	13,600	1.97	12/13/2023	12/11/2015	6,466	9,311
	12/12/2014	13,200	26,800	2.58	12/12/2024	12/11/2015	30,000	43,200

(1)
Market value for shares of unvested restricted stock and unearned equity-based incentive plan holdings is equal to the product of the closing market price of the Company’s stock at December 31, 2015 of $1.44 and the number of unvested restricted shares or units of stock or the number of unearned equity-based incentive plan awards, as applicable.

(2)	Awards are granted pursuant to our 2006 Equity Incentive Plan and generally vest over a three-year period from the date of grant.

2015 Option Exercises and Stock Vested
The following table sets forth certain information regarding stock awards that vested during 2015 for the named executive officers. Our named executive officers did not exercise any options during 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
James Monroe III	—	—	—	—

Rebecca S. Clary	—	—	1,000	$2,150	(1)
	—	—	33,000	$51,480	(2)

L. Barbee Ponder IV	—	—	1,000	$2,150	(1)
	—	—	33,000	$72,600	(3)
	—	—	3,770	$6,258	(4)

(1)	Vesting of restricted stock award granted on December 1, 2015. Grant price and value realized upon vesting were $2.15 per share.
(2)	Partial vesting of restricted stock award granted on August 27, 2014. Value realized upon vesting was based on a stock price of $1.56 on the vesting date of August 27, 2015.
(3)	Partial vesting of restricted stock award granted on June 16, 2014. Value realized upon vesting was based on a stock price of $2.20 on the vesting date of June 16, 2015.
(4)	Full vesting of restricted stock award granted on December 12, 2014. Value realized upon vesting was based on a stock price of $1.66 on the vesting date of December 14, 2015.
Payments Upon Termination or Change In Control
Other than agreements with respect to compensation, we have not entered into employment agreements with our current executive officers, including the named executive officers.  Voluntary termination of employment or retirement would not result in any payments to the named executive officers beyond the amounts each would be entitled to receive under our retirement plan.  We pay life insurance premiums for all U.S.-based employees that will be paid (based on a multiple of salary) to the employee’s beneficiary upon death.
We also have a severance allowance applicable to all U.S.-based employees if an employee is terminated due to a reduction in workforce of ten or more positions and upon the employee’s execution of a release of claims.  Under this plan, the named executive officers would receive a lump sum payment equal to six to eight week’s base salary.  Other severance, if any, is determined at the time of dismissal and is subject to negotiation.
Under our 2006 Equity Incentive Plan, if a participant dies, becomes disabled or is terminated for cause, unvested awards are forfeited.  For vested option awards, the participant or his survivor generally has 12 months to exercise.  If a participant is terminated for cause, all unexercised vested options also are forfeited.  If a change in control occurs, any unvested options or restricted shares outstanding would vest immediately.  A change in control occurs upon: (1) a person or group (other than us, an existing controlling stockholder, or a trustee for an employee benefit plan) acquiring beneficial ownership of 50% or more of the voting power in the election of directors; (2) upon merger or consolidation; (3) a sale of all or substantially all of our assets; or (4) the sale or exchange by the stockholders of more than 50% of our voting stock; provided however, that a change in control is not deemed to have occurred if the majority of the board of directors of the surviving company is comprised of our directors.  The Compensation Committee, in its discretion, also may take other actions to provide for the acceleration of the exercisability or vesting of other awards under the Plan prior to, upon or following a change in control.
The following table shows the amount of potential payments to the current named executive officers under the listed events, based on the assumption that the triggering event took place on December 31, 2015.

	Mr. Monroe	Ms. Clary	Mr. Ponder
Death
Insurance proceeds	$-	$400,000	$389,104
Termination – Reduction in Workforce
Severance	$-	$23,077	$22,448
Change in Control
Immediate Vesting of Unvested Restricted Stock Awards	$-	$139,680	$148,991
Immediate Vesting of Unvested Stock Options	$-	$-	$-

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2015 regarding the number of shares of Common Stock that may be issued under our equity compensation plans.

					Number of securities remaining available for future issuance under Equity compensation plans(excluding securities reflected in column (a))
	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights
			Weighted-average exercise price of outstanding options, warrants and rights

Plan category
Equity compensation plans approved by security holders	9,345,345	(1)	$1.36	(2)	24,650,673	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	9,345,345	(1)	$1.36	(2)	24,650,673	(3)

(1)	Consists of unvested restricted stock awards, unvested restricted stock units and unexercised options.
(2)	Restricted stock awards and restricted stock units do not have an exercise price; therefore, this only reflects the weighted-average exercise price of stock options.
(3)
Consists of remaining shares of common stock available under the Amended and Restated 2006 Equity Incentive Plan at December 31, 2015.  Also includes shares issuable under our Employee Stock Purchase Plan.

OTHER INFORMATION
Independent Registered Public Accounting Firm
The accounting firm of Crowe Horwath LLP has served as our independent registered public accountants beginning with the audit of the year ended December 31, 2005.  We have been informed that neither Crowe Horwath LLP nor any of its partners has any direct financial interest or any material indirect financial interest in Globalstar and during the past five years has had no connection therewith in the capacity of promoter, underwriter, director, officer or employee.
The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent registered public accountants.  Non-audit services may include audit-related services, tax services and other services not prohibited by SEC rules on auditor independence.  Pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget.  The independent auditors report periodically to the Audit Committee regarding the extent of services they provided in accordance with the Committee’s pre-approvals and the fees for services performed to date.  In 2015, the Audit Committee’s pre-approval requirement was not waived for any fees or services.
Audit Fees
The aggregate fees billed by Crowe Horwath LLP for professional services rendered for the audits of our annual financial statements were $535,859 in 2015 and $533,758 in 2014.  These fees also covered other filings under the Securities Act of 1933 and the Securities Exchange Act of 1934 and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements.

Audit-Related Fees
The aggregate fees billed by Crowe Horwath LLP for services that were reasonably related to the performance of the audit or review of our consolidated financial statements not reported under “Audit Fees” above were $61,750 in 2015 and $17,350 in 2014. These charges represent services for agreed-upon procedures required to comply with the terms of our COFACE Facility and an audit required to comply with the terms of our Cooperative Endeavor Agreement with the State of Louisiana.
Tax Fees
In 2015 and 2014, we did not pay Crowe Horwath LLP any fees for professional services rendered for tax compliance, tax advice and tax planning.
All Other Fees
Crowe Horwath LLP did not provide any products or services other than those reported in the preceding paragraphs.
Related Person Transactions, Compensation Committee Interlocks and Insider Participation
Review of Transactions
The Board has adopted a Related Person Transactions Policy with respect to transactions in which we participate and related persons have a material interest.  Related persons include our executive officers, directors, director nominees, beneficial owners of 5% or more of our common stock and immediate family members of these persons. Under the policy, the Audit Committee is responsible for reviewing and approving or ratifying related person transactions that exceed $120,000 per year.  Certain related person transactions have been deemed pre-approved by the Audit Committee and do not require any other approval under the policy.  If an Audit Committee member or his or her family member is involved in a related person transaction, the member will not participate in the approval or ratification of the transaction.  In instances where it is not practicable or desirable to wait until the next meeting of the Audit Committee for review of a related person transaction, the policy grants to the Chair of the Audit Committee (or, if the Chair or his or her family member is involved in the related person transaction, any other member of the Audit Committee) delegated authority to act between Audit Committee meetings for these purposes. A report of any action taken pursuant to delegated authority must be made at the next Audit Committee meeting.
For the Audit Committee to approve a related person transaction, it must be satisfied that it has been fully informed of the interests, relationships and actual or potential conflicts present in the transaction and must believe that the transaction is fair to us.  The Audit Committee also must believe, if necessary, that we have developed a plan to manage any actual or potential conflicts of interest.  The Audit Committee may ratify a related person transaction that did not receive pre-approval if it determines that there is a compelling business or legal reason for the Company to continue with the transaction, the transaction is fair to the Company and the failure to comply with the policy's pre-approval requirements was not due to fraud or deceit.
In the case of transactions involving Mr. Monroe or entities controlled by him, a special committee of independent directors has reviewed and approved all transactions.
Reportable Related Party Transactions and Compensation Committee Interlocks and Insider Participation
Services Provided by Thermo.  We have an understanding with Thermo that we will reimburse Thermo for expenses incurred by Messrs. Monroe, Lynch and Roberts in connection with their services to us, including third-party out-of-pocket temporary living expenses while at our offices or traveling on our business.  For the year ended December 31, 2015, we recorded approximately $320,000 for general and administrative expenses incurred by Thermo on our behalf.  In addition, we recorded approximately $548,000 for services provided to us by officers of Thermo that were accounted for as a non-cash contribution to capital.  Neither Thermo nor Messrs. Monroe, Lynch or Roberts receive any fees or reimbursements other than as described above or under “Director Compensation.”
Thermo Agreements.  In August 2015, we entered into an Equity Commitment Agreement with Thermo. Thermo agreed to purchase up to $30.0 million of our equity securities if we so request or if an event of default is continuing under the Facility Agreement and funds are not available under the Terrapin Common Stock Purchase Agreement. Thermo’s consideration for this commitment was added to the principal amount owed to Thermo under the Thermo Loan Agreement. If we require Thermo to purchase equity securities under this commitment, the price per share of common stock will be calculated in the same manner as in the Terrapin Common Stock Purchase Agreement. In August 2015 and February 2016, we drew $15.0 million and $6.5 million, respectively, under the Terrapin Common Stock Purchase Agreement. These proceeds reduced Thermo's remaining cash equity commitment under the Equity Commitment Agreement to $8.5 million as of the filing date of this report.

Other Relationships.  Messrs. Hasler and McIntyre are directors of ET Water, a privately held company of which Mr. McIntyre is the current Chairman and Chief Executive Officer. Mr. Monroe serves as Chairman of Globalstar's Compensation Committee.
Stockholder Proposals at the 2017 Annual Meeting
In order for any stockholder proposal or director nominee to be eligible for inclusion in our proxy statement and on our proxy card for the 2017 Annual Meeting of Stockholders, it must be received by our Director of Investor Relations at the address in the paragraph immediately following this one not later than December 30, 2016.  The proxy card we distribute for the 2017 Annual Meeting of Stockholders may include discretionary authority to vote on any matter that is presented to stockholders at that meeting (other than by the Board) if we do not receive notice of the matter at this address by March 15, 2017.
Householding
Under SEC rules, only one annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, need be sent to any household at which two or more of our stockholders reside if they appear to be members of the same family and contrary instructions have not been received from an affected stockholder.  This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses for us.  Brokers with accountholders who are our stockholders may be householding these materials.  Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, now or at any time in the future, you no longer wish to participate in householding and would like to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies of these documents at your address and would prefer that the communications be householded, you should contact us at investorrelations@globalstar.com or Globalstar, Inc., Attention: Investor Relations, 300 Holiday Square Blvd., Covington, Louisiana 70433. You may also call the Investor Relations Department at (985) 335‑1538.
Requests for Certain Documents
We file annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy any document we file with the SEC at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549.  Please call the SEC at 1-800-SEC-0330 for information on the public reference room.  The SEC maintains an internet site that contains annual, quarterly and current reports, proxy and information statements and other information that issuers (including Globalstar) file electronically with the SEC.  Our electronic SEC filings are available to the public at the SEC’s internet site, www.sec.gov.
We make available free of charge financial information, news releases, SEC filings, including our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to these reports as soon as reasonably practical after we electronically file such material with, or furnish it to, the SEC, on our website at www.globalstar.com.  The documents available on, and the contents of, our website are not incorporated by reference into this proxy statement. You may request a copy of these documents by contacting us at Globalstar, Inc., Attention: Investor Relations, 300 Holiday Square Blvd., Covington, Louisiana 70433.

By order of the Board of Directors,

Richard S. Roberts, Corporate Secretary
Covington, Louisiana
April 19, 2016

Appendix A

Second Amended and Restated Globalstar, Inc.
2006 Equity Incentive Plan

1.ESTABLISHMENT, PURPOSE AND TERM OF PLAN.
1.1    Establishment and Reestablishment. The Globalstar, Inc. 2006 Equity Incentive Plan (the “Original Plan”) was approved and adopted by the Board of Directors and a majority of our stockholders on July 12, 2006 and became effective on November 1, 2006, the date of the registration of our common stock under the Securities Act of 1933 (the “Original Effective Date”). The Amended and Restated Globalstar, Inc. 2006 Equity Incentive Plan (the “First Amended and Restated Plan”) was approved and adopted by the Board of Directors on March 7, 2008 (the “First Restatement Effective Date”) and was approval by the stockholders of the Company on May 13, 2008. This Second Amended and Restated Globalstar, Inc. 2006 Equity Incentive Plan (the “Second Amended and Restated Plan”) was approved and adopted by the Board of Directors on April 18, 2016 (the “Second Restatement Effective Date”) and will be approved by the stockholders of the Company on June 16, 2016. (The Original Plan, First Amended and Restated Plan and Second Amended and Restated Plan shall be referred to collectively as the “Plan.”) This Second Amended and Restated Plan is intended to be a new plan for purposes of Section 422 of the Code.
1.2    Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares and Performance Units.
1.3    Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards granted under the Original Plan and First Amended and Restated Plan shall be granted, if at all, within ten (10) years from the Original Effective Date and all Awards granted under the Second Amended and Restated Plan shall be granted, if at all, within ten (10) years from the Second Restatement Effective Date.
2.    DEFINITIONS AND CONSTRUCTION.
2.1    Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
(a)    “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S‑8 under the Securities Act.
(b)    “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share and Performance Unit granted under the Plan.
(c)    “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d)    “Board” means the Board of Directors of the Company.
(e)    “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.
(f)    “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:
(i)    any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d‑3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then‑outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Second Restatement Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or
(ii)    an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(z)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(f) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

Notwithstanding the foregoing, to the extent that any amount constituting Section 409A “deferred compensation” would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.
(g)    “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.
(h)    “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
(i)    “Company” means Globalstar, Inc., a Delaware corporation, or any successor corporation thereto.
(j)    “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S‑8 Registration Statement under the Securities Act.
(k)    “Covered Employee” means, at any time the Plan is subject to 162(m), any Employee who is or may become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.
(l)    “Director” means a member of the Board.
(m)    “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
(n)    “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.
(o)    “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
(p)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)    “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
(i)    Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
(ii)    Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or market system and consistently applied, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period and such valuation method must be used consistently for grants of Options and SARs under the same and substantially similar programs. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.
(iii)    If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.
(r)    “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
(s)    “Incumbent Director” means a director who either (i) is a member of the Board as of the Second Restatement Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.
(t)    “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
(u)    “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.
(v)    “Net-Exercise” means a procedure by which the Participant will be issued a number of shares of Stock determined in accordance with the following formula:
N = X(A-B)/A, where

“N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option;
“X” = the total number of shares with respect to which the Participant has elected to exercise the Option;
“A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and
“B” = the exercise price per share (as defined in the Participant’s Award Agreement)

(w)    “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.
(x)    “Officer” means any person designated by the Board as an officer of the Company.
(y)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6.
(z)    “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
(aa)    “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
(bb)    “Participant” means any eligible person who has been granted one or more Awards.
(cc)    “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.
(dd)    “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.
(ee)    “Performance Award” means an Award of Performance Shares or Performance Units.
(ff)    “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.
(gg)    “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.
(hh)    “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.
(ii)    “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(jj)    “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.
(kk)    “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.
(ll)    “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.
(mm)    “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.
(nn)    “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.
(oo)    “Restricted Stock Unit” or “Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive a share of Stock on a date determined in accordance with the provisions of such Section and the Participant’s Award Agreement.
(pp)    “Rule 16b‑3” means Rule 16b‑3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
(qq)    “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such SAR, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.
(rr)    “Section 162(m)” means Section 162(m) of the Code.
(ss)    “Section 409A” means Section 409A of the Code (including regulations or administrative guidelines thereunder).
(tt)    “Securities Act” means the Securities Act of 1933, as amended.
(uu)    “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(vv)    “Stock” means the Class A common stock of the Company, as adjusted from time to time in accordance with Section 4.4.
(ww)    “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
(xx)    “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
(yy)    “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.
2.2    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
3.    ADMINISTRATION.
3.1    Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.
3.2    Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Person; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) the exercise price per share of each such Award which is an Option or Stock Appreciation Right shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (d) each such Award shall conform to such limits and guidelines as shall be established from time to time by resolution of the Board or the Committee.
3.3    Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b‑3.
3.4    Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors”

within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.
3.5    Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
(a)    to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;
(b)    to determine the type of Award granted;
(c)    to determine the Fair Market Value of shares of Stock or other property;
(d)    to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
(e)    to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;
(f)    to approve one or more forms of Award Agreement;
(g)    to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
(h)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
(i)    to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and
(j)    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
3.6    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
4.    SHARES SUBJECT TO PLAN.
4.1    Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Original Plan and First Amended and Restated Plan shall be equal to 54,250,208 shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Second Amended and Restated Plan shall be equal to 54,251,000, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.
4.2    Annual Increase in Maximum Number of Shares Issuable    . Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Original Plan and First Amended and Restated Plan as set forth in Section 4.1 shall be cumulatively increased on January 1, 2019 and on each subsequent January 1, through and including January 1, 2016, by a number of shares (the “Annual Increase”) equal to the smaller of (i) two percent (2%) of the number of shares of Stock issued and outstanding on the immediately preceding December 31 or (ii) an amount determined by the Board. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Second Amended and Restated Plan as set forth in Section 4.1 shall be cumulatively increased on January 1, 2017 and on each subsequent January 1, through and including January 1, 2026, by the Annual Increase.
4.3    Share Accounting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s original purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 14.2. Upon payment in shares of Stock pursuant to the exercise or settlement of an Award, including an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.
4.4    Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Annual Increase set forth in Section 4.2, in the ISO Share Issuance Limit set forth in Section 5.3(a) and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.4 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.
The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Sections 409A and 422 and any other applicable provisions of the Code and any related guidance issued by the U.S. Treasury Department.
5.    ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.
5.1    Persons Eligible for Awards. Awards may be granted only to Employees, Directors and Consultants.
5.2    Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
5.3    Incentive Stock Option Limitations.
(k)    Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Original Plan and First Amended and Restated Plan pursuant to the exercise of Incentive Stock Options shall not exceed 6,473,858 shares, cumulatively increased on January 1, 2009 and on each subsequent January 1, through and including January 1, 2016 by a number of shares equal to the Annual Increase as determined under Section 4.2. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Second Amended and Restated Plan pursuant to the exercise of Incentive Stock Options shall not exceed 54,251,000, cumulatively increased on January 1, 2017 and on each subsequent January 1, through and including January 1, 2026 by a number of shares equal to the Annual Increase as determined under Section 4.2. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3 and 4.4.
(l)    Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.
(m)    Fair Market Value Limitation. To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market

Value greater than One Hundred Thousand Dollars ($100,000), the portion of such Options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.
6.    STOCK OPTIONS.
Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:
6.1    Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.
6.2    Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
6.3    Payment of Exercise Price.
(a)    Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)    Limitations on Forms of Consideration.
(i)    Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.
(ii)    Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
6.4    Effect of Termination of Service.
(a)    Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:
(iii)    Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).
(iv)    Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service for any reason other than Cause.
(v)    Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
(vi)    Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b)    Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 13 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.
(c)    Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, other than termination of Service for Cause, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.
6.5    Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S‑8 Registration Statement under the Securities Act.
7.    STOCK APPRECIATION RIGHTS.
Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference, including provisions of Section 16 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:
7.1    Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.
7.2    Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.
7.3    Exercisability and Term of SARs.
(d)    Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.
(e)    Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.
7.4    Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee in compliance with Section 409A. Unless otherwise provided in the Award Agreement evidencing a Freestanding SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any Freestanding SAR may provide for deferred payment in a lump sum or in installments in compliance with Section 409A. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.
7.5    Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.
7.6    Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.
7.7    Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S‑8 Registration Statement under the Securities Act.
8.    RESTRICTED STOCK AWARDS.
Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1    Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
8.2    Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.
8.3    Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.
8.4    Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof. The Committee may at any time or from time to time grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.
8.5    Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the satisfaction of the Vesting Conditions automatically shall be deemed to occur on the next day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
8.6    Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7    Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
8.8    Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
9.    RESTRICTED STOCK UNIT AWARDS.
Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:
9.1    Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
9.2    Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.
9.3    Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
9.4    Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional

Restricted Stock Units (rounded down to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
9.5    Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
9.6    Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, subject to the provisions of Section 16 with respect to Section 409A, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the settlement of the Award with respect to any shares would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the settlement with respect to such shares shall occur on the next day on which the sale of such shares would not violate the Insider Trading Policy, but in any event on or before the later of the last day of the calendar year of, or the 15th day of the third calendar month following, the original settlement date.
9.7    Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
10.    PERFORMANCE AWARDS.
Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:

10.1    Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
10.2    Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.
10.3    Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
10.4    Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:
(a)    Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:
(i)    revenue;
(ii)    sales;
(iii)    expenses;

(iv)    operating income;
(v)    gross margin;
(vi)    operating margin;
(vii)    earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;
(viii)    pre-tax profit;
(ix)    net operating income;
(x)    net income;
(xi)    economic value added;
(xii)    free cash flow;
(xiii)    operating cash flow;
(xiv)    stock price;
(xv)    earnings per share;
(xvi)    return on stockholder equity;
(xvii)    return on capital;
(xviii)    return on assets;
(xix)    return on investment;
(xx)    employee satisfaction;
(xxi)    employee retention;
(xxii)    balance of cash, cash equivalents and marketable securities;
(xxiii)    market share;
(xxiv)    customer satisfaction;
(xxv)    product development;
(xxvi)    research and development expenses;
(xxvii)    completion of an identified special project; and
(xxviii)    completion of a joint venture or other corporate transaction.
(b)    Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable

Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.
10.5    Settlement of Performance Awards.
(a)    Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
(b)    Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.
(c)    Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.
(d)    Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.
(e)    Payment in Settlement of Performance Awards. Subject to the provisions of Section 16 with respect to Section 409A, as soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 16.1 (except as otherwise provided below or consistent with the requirements of Section 409A) payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, and consistent with the requirements of Section 409A, the Participant may elect to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.
(f)    Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6    Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded down to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.
10.7    Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:
(a)    Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
(b)    Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award and provide for payment of such Award.
10.8    Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
11.    STANDARD FORMS OF AWARD AGREEMENT.
11.1    Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of

Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.
11.2    Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.
12.    EFFECT OF CHANGE IN CONTROL ON AWARDS. Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following:
12.1    Accelerated Vesting. The Committee may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.
12.2    Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.
12.3    Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

13.    COMPLIANCE WITH SECURITIES LAW.
The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
14.    TAX WITHHOLDING.
14.1    Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
14.2    Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.
15.    AMENDMENT OR TERMINATION OF PLAN.
The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.
16.    COMPLIANCE WITH SECTION 409A.
16.1    Awards Subject to Section 409A. The provisions of this Section 16 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:
(c)    Any Nonstatutory Stock Option that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.
(d)    Any Restricted Stock Unit Award or Performance Award that either (i) the Award provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) the Committee permits or requires the Participant to elect one or more dates on which the Award will be settled.
Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.
16.2    Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:
(a)    All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.
(b)    All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.
(c)    Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 16.3.
16.3    Subsequent Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:
(a)    No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;
(b)    Each subsequent Election related to a distribution in settlement of an Award not described in Section 16.3(b), 16.4(b), or 16.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and
(c)    No subsequent Election related to a distribution pursuant to Section 16.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

16.4    Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, no distribution in settlement of an Award subject to Section 409A may commence earlier than:
(a)    Separation from service (as determined by the Secretary of the United States Treasury);
(b)    The date the Participant becomes Disabled (as defined below);
(c)    Death;
(d)    A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 16.2 and/or 16.3, as applicable;
(e)    To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or
(f)    The occurrence of an Unforeseeable Emergency (as defined by applicable U. S. Treasury Regulations promulgated pursuant to Section 409A).
Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i)) of the Code) of the Company, no distribution pursuant to Section 16.4(a) in settlement of an Award subject to Section 409A may be made before the date which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.
16.5    Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or cessation of deferrals under the Award. All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.
The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.
16.6    Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:
(a)    the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(b)    the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.
All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.
16.7    Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.
16.8    No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under an Award subject to Section 409A, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.
17.    MISCELLANEOUS PROVISIONS.
17.1    Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
17.2    Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.
17.3    Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.
17.4    Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

17.5    Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares of Stock covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.
17.6    Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
17.7    Fractional Shares. The Company shall not be required to issue fractional shares of Stock upon the exercise or settlement of any Award.
17.8    Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.
17.9    Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
17.10    Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
17.11    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.
17.12    Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any

Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.
17.13    Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

GLOBALSTAR, INC.
300 HOLIDAY SQUARE BLVD.
COVINGTON, LA 70433

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The Board of Directors recommends you vote FOR the following:

1. Election of Class A Directors

Nominees	For	Against	Abstain
1 J. Patrick McIntyre	☐	☐	☐
2 Richard S. Roberts	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000287458_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

GLOBALSTAR, INC.
Annual Meeting of Stockholders
June 16, 2016 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Rebecca S. Clary and L. Barbee Ponder, or either of them, as proxies, each with the power to appoint her or his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of GLOBALSTAR, INC. that the Stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CDT on 6/16/2016, at GLOBALSTAR, INC. 300 Holiday Square Blvd. Covington, LA 70433, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000287458_2 R1.0.1.25

*** Exercise Your *Right* to Vote ***

GLOBALSTAR, INC.

GLOBALSTAR, INC.
300 HOLIDAY SQUARE BLVD.
COVINGTON, LA 70433

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 18, 2016
Date: June 16, 2016 **Time:** 10:00 AM CDT
Location: GLOBALSTAR, INC.
300 Holiday Square Blvd.
Covington, LA 70433

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000287457_1 R1.0.1.25

— Before You Vote —

How to Access the Proxy Materials

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— How To Vote —

Please Choose One of the Following Voting Methods

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Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Class A Directors

Nominees

1 J. Patrick McIntyre

2 Richard S. Roberts

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.

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